Exhibit 99.1

Direct Selling Acquisition Corp. Announces Delisting of Common Stock and Units from the New York Stock Exchange

Application Pending to Transfer Shares to OTCQX

Plano, TX — April 29, 2024 — Direct Selling Acquisition Corp. (NYSE: DSAQ) (the “Company”) today announced that it has received a notice letter (the “Delisting Notice”) from the New York Stock Exchange (“NYSE”) that the staff of NYSE Regulation has determined to commence proceedings to delist its Class A common stock, par value $0.0001 per share (the “Common Stock”) and units, each consisting of one share of Class A common stock and one-half of one redeemable warrant (the “Units” and together with the Common Stock, the “Securities”) from NYSE. Trading in the Company’s Securities will be suspended, effective at the close of trading on April 29, 2024.

NYSE reached its decision pursuant to Rule 802.01B of the NYSE Listed Company Manual because the Company did not meet NYSE’s continued listing standard that requires listed acquisition companies to maintain an average aggregate global market capitalization attributable to its publicly-held shares of at least $40 million over a period of 30 consecutive trading days.

The Delisting Notice also indicated that the Company has a right to a review of this determination by a Committee of the Board of Directors of NYSE within ten business days after receiving the delisting notice. NYSE stated that it will apply to the Securities and Exchange Commission to delist the Securities upon completion of all applicable procedures, including any appeal by the Company of NYSE’s delisting determination.

The Company’s Class A Common Stock and Units are expected to open on the OTC Markets’ Pink Market on April 30, 2024 under the symbols “DSAQ” and “DSAQ.U”, respectively. The Company has submitted an application to have its securities quoted on the OTCQX Marketplace (“OTCQX”). The Company cannot provide any assurance that the Securities will commence or continue to trade on this market, whether broker-dealers will continue to provide public quotes of the Securities on this market, whether the trading volume of the Securities will be sufficient to provide for an efficient trading market or whether quotes for the Securities will continue on this market in the future.

The Company previously announced its intention to voluntarily delist its Securities from NYSE and to move the listing of its Securities from NYSE to the Nasdaq Stock Market (“Nasdaq”). The Company’s decision to withdraw its Nasdaq listing application and to apply to have its Securities quoted on OTCQX was made in consideration of Nasdaq’s review of the listing application and determination that the Company’s Securities were not eligible for listing on Nasdaq.

The Company will remain subject to the periodic reporting requirements of the U.S. Securities Exchange Act of 1934, as amended, following the delisting of its Securities from NYSE. Shareholders of the Company will not be required to exchange any Securities, and the Company expects electronic trading to be available without any material disruption.

Additional Information about the Transaction and Where to Find It.

This communication relates to the proposed business combination involving Hunch Technologies Limited, a private limited company incorporated in Ireland with registered number 607449 (“PubCo”), FlyBlade (India) Private Limited, a private limited company incorporated under the laws of India (“Hunch Mobility”), Aeroflow Urban Air Mobility Private Limited, a private limited company incorporated under the laws of India and a direct wholly owned subsidiary of PubCo (“IndiaCo”), and HTL Merger Sub LLC, a Delaware limited liability company and a direct wholly owned subsidiary of PubCo (“Merger Sub”). In connection with the proposed business combination, DSAQ and PubCo intend to file with the SEC a registration statement on Form F-4 (the “Registration Statement/Proxy Statement”), which will include a preliminary proxy statement/prospectus of DSAQ and a preliminary prospectus of PubCo relating to the shares to be issued in connection with the proposed business combination. This communication is not a substitute for the Registration Statement/Proxy Statement, the definitive proxy statement/final prospectus or any other document that PubCo or DSAQ has filed or will file with the SEC or send to its stockholders in connection with the proposed business combination. This communication does not contain all the information that should be considered concerning the proposed business combination and other matters and is not intended to form the basis for any investment decision or any other decision in respect of such matters.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, DSAQ’S STOCKHOLDERS AND OTHER INTERESTED PARTIES ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY AMENDMENTS THERETO AND ANY OTHER DOCUMENTS FILED BY DSAQ OR PUBCO WITH THE SEC IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION OR INCORPORATED BY REFERENCE THEREIN IN THEIR ENTIRETY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED BUSINESS COMBINATION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION AND THE PARTIES TO THE PROPOSED BUSINESS COMBINATION.

After the Registration Statement/Proxy Statement is declared effective, the definitive proxy statement will be mailed to stockholders of DSAQ as of a record date to be established for voting on the proposed business combination. Additionally, DSAQ and PubCo will file other relevant materials with the SEC in connection with the Business Combination. Copies of the Registration Statement/Proxy Statement, the definitive proxy statement/final prospectus and all other relevant materials for the proposed business combination filed or that will be filed with the SEC may be obtained, when available, free of charge at the SEC’s website at www.sec.gov. DSAQ’s stockholders may also obtain copies of the definitive proxy statement/prospectus, when available, without charge, by directing a request to Direct Selling Acquisition Corp., 5800 Democracy Drive, Plano, TX 75024.

Participants in the Solicitation of Proxies

This communication may be deemed solicitation material in respect of the proposed business combination. DSAQ, Hunch Mobility, IndiaCo, PubCo, Merger Sub and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies from DSAQ’s stockholders in connection with the proposed business combination. Security holders and investors may obtain more detailed information regarding the names and interests in the proposed business combination of DSAQ’s directors and officers in DSAQ’s filings with the SEC, including DSAQ’s initial public offering prospectus, which was filed with the SEC on September 27, 2021, DSAQ’s subsequent annual reports on Form 10-K and quarterly reports on Form 10-Q. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to DSAQ’s stockholders in connection with the business combination will be included in the definitive proxy statement/prospectus relating to the proposed business combination when it becomes available. You may obtain free copies of these documents, when available, as described in the preceding paragraphs.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed business combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. The proposed business combination will be implemented solely pursuant to the business combination agreement (the “Business Combination Agreement”), entered into by and among DSAQ, PubCo, IndiaCo, Hunch Mobility and Merger Sub. A copy of the Business Combination Agreement was filed by DSAQ as an exhibit to the Current Report on Form 8-K on January 17, 2024, and contains the full terms and conditions of the proposed business combination. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933 (the “Securities Act”).

Cautionary Note Regarding Forward Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this communication are forward-looking statements. Forward-looking statements may generally be identified by the use of words such as “anticipate,” “believe,” “envision,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,”

“potential,” “will,” “would,” “could,” “should,” “continue,” “contemplate” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. The forward-looking statements in this report include, but are not limited to, statements regarding the timing and effect of the Company’s delisting from NYSE and transfer to OTCQX. The forward-looking statements in this report are only predictions and are based largely on the Company’s current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. These forward-looking statements speak only as of the date of this report and are subject to a number of known and unknown risks, uncertainties and assumptions, including without limitation, risks associated with the delisting from NYSE; the Company’s ability to successfully transfer to OTCQX; market conditions and the impact of these changes on the trading and price of the Company’s Securities; changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination, or that the approval of the stockholders of Hunch Mobility or DSAQ is not obtained; the ability to acquire and maintain the listing of PubCo’s securities on a stock exchange; the inability to complete any private placement financing, the amount of any private placement financing or the completion of any private placement financing with terms unfavorable to you; the risk that the proposed business combination disrupts current plans and operations DSAQ, Hunch Mobility, IndiaCo or PubCo as a result of the announcement and consummation of the proposed business combination and related transactions; the risk that any of the conditions to closing of the business combination are not satisfied in the anticipated manner or on the anticipated timeline or are waived by any of the parties thereto; the failure to realize the anticipated benefits of the proposed business combination and related transactions, which may be affected by, among other things, the ability of PubCo to grow and manage growth profitably, grow its customer base and retain its management and key employees; risks relating to the uncertainty of the costs related to the proposed business combination; risks related to the rollout of Hunch Mobility, IndiaCo and PubCo’s business strategy and the timing of expected business milestones, including, but not limited to, the use of electrical vertical aircraft; Hunch Mobility’s limited operating history and history of net losses; the evolution and growth of the markets in which PubCo operates; changes in applicable laws or regulations; the ability of PubCo to adhere to legal and regulatory requirements and to receive any needed regulatory approvals or licenses; cybersecurity risks, data loss and other breaches of PubCo’s network security and the disclosure of personal information; the effects of competition on Hunch Mobility, IndiaCo and PubCo’s business; risks related to domestic and international political and macroeconomic uncertainty, including the continued economic growth of the Indian sub-continent, the impacts of climate change, the Russia-Ukraine conflict, consumer preferences, supply chain issues and inflation; risks related to PubCo’s third party aircraft operators; PubCo’s reliance on technology leased from Blade Air Mobility, Inc.; the limited geographic scope of PubCo’s operations to the Indian sub-continent; the outcome of any legal proceedings that may be instituted against Hunch Mobility, IndiaCo, DSAQ, PubCo or any of their respective directors or officers, following the announcement of the proposed business combination; the amount of redemption requests made by DSAQ’s public stockholders; the ability of DSAQ to issue equity, if any, in connection with the proposed business combination or to otherwise obtain financing in the future; risks related to Hunch Mobility, IndiaCo and PubCo’s industry; and other risks described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 as filed with the SEC on April 1, 2024. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond the Company’s control, investors should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in the Company’s forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Contact

jrb@directsellingcapital.com